UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2020

Tallgrass Energy, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37365	47-3159268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4200 W. 115th Street, Suite 350 Leawood, Kansas	66211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 928-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A shares representing limited partner interests	TGE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On March 30, 2020, Tallgrass Energy, LP, a Delaware limited partnership (“TGE”), issued a press release announcing that, due to the emerging public health impact of the coronavirus (COVID-19) pandemic and out of concern for the health and well-being of TGE’s employees and shareholders, the location of TGE’s special meeting of shareholders has been changed and will be held in a virtual meeting format only. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 8.01. Other Events.

To the extent required by applicable law, the disclosure set forth in Item 7.01 of this Form 8-K is incorporated into this Item 8.01 by reference.

Additional Information and Where to Find It

In connection with the proposed transaction referred to in this material, TGE filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on March 12, 2020, which was mailed or otherwise provided to its shareholders. BEFORE MAKING ANY VOTING DECISION, TGE’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, AS SUPPLEMENTED BY THE NOTICE OF CHANGE OF LOCATION OF SPECIAL MEETING FILED BY TGE WITH THE SEC ON MARCH 30, 2020, IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents filed with the SEC by TGE through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by TGE will be available free of charge on TGE’s website at www.tallgrassenergy.com, in the “Investors” tab near the top of the page, or by contacting TGE’s Investor Relations Department at 1-913-928-6012.

Participants in Solicitation

TGE and its general partner’s directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transaction under the rules of the SEC. Information about the directors and executive officers of TGE’s general partner may be found in its 2019 Form 10-K filed with the SEC on February 12, 2020 and any subsequent statements of changes in beneficial ownership filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are also included in the proxy statement and other documents filed with the SEC by TGE.

Information Concerning Forward-Looking Statements

This communication contains forward-looking statements. All statements, other than statements of historical facts, included in this communication that address activities, events or developments that management expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. Forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of TGE, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements, and other important factors that could cause actual results to differ materially from those projected, including those set forth in reports filed by TGE with the SEC.

Any forward-looking statement applies only as of the date on which such statement is made, and TGE does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	Press release issued by Tallgrass Energy, LP, dated March 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALLGRASS ENERGY, LP

	By:	Tallgrass Energy GP, LLC, its general partner

Date: March 30, 2020	By:	/s/ William R. Moler
William R. Moler
Chief Executive Officer